SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K


                              CURRENT REPORT




   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                               June 30, 2003
          -------------------------------------------------
          Date of Report  (Date of earliest event reported)



                         Plymouth Rubber Company, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



        Massachusetts             1-5197            04-1733970
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(State or other jurisdiction) (Commission   (IRS Employer of incorporation
                              File Number)  Identification No.)



              104 Revere Street, Canton, Massachusetts        02021
           -----------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)



                             (781) 828-0220
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         Registrant's Telephone Number, including area code




                                   None
   ------------------------------------------------------------
   (Former Name or Former Address, if changed since last report)

Item 7. Exhibits


(c)  Exhibits:


Exhibit No.              Description

   99.1         Press release issued by Plymouth Rubber
                Company, Inc. on June 30, 2003 reporting financial results for the second quarter of fiscal 2003.



Item 12.  Results of Operations and Financial Condition.

The Company is furnishing a press release that was issued on June
30, 2003 reporting financial results for the second quarter of fiscal 2003, a copy is attached hereto as Exhibit 99.1.





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













                              SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                        PLYMOUTH RUBBER COMPANY, INC.
                               (Registrant)



Date:  July 7, 2003       By  /s/ Joseph J. Berns
                             ----------------------
                                  Joseph J. Berns
                         Vice President-Finance and
                                 Treasurer




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